     NUMBER


                                     SHARES

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                           ENTERTAINMENT BOULEVARD, INC.,

                                a Nevada Corporation
        8% Mandatorily Convertible Series A Preferred Stock, $0.01 Per Share
                             (10,000 Shares Authorized)
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THIS CERTIFIES THAT ___________________________________________ IS THE HOLDER
OF _________________________________ SHARES OF THE ABOVE REFERENCED CAPITAL STOCK TRANSFIXABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS __________ DAY OF __________ A.D.

/s/ Stephen Brown                            /s/ Stephen Brown
------------------------------               --------------------------------
Stephen Brown        SECRETARY               Stephen Brown          PRESIDENT


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NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
_____________________________

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

________________________________________________________________________________

______________________________________________________________SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________ATTORNEY TO TRANSFER THE SAID SHARES ON
THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________________________

IN PRESENCE OF _________________________________________________________________

________________________________________________________________________________


          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          A COPY OF THE CERTIFICATE OF DESIGNATION SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER RIGHTS OF THE 8% MANDATORILY CONVERTIBLE SERIES A PREFERRED STOCK, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, IS ATTACHED HERETO.